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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 6, 2003


                           PAYMENT DATA SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

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            Nevada                         0-30152             98-0190072
--------------------------------- ----------------------- ----------------------
(State or other jurisdiction of       (Commission File        (IRS Employer
        incorporation)                     Number)           Identification No.)

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                       211 NORTH LOOP 1604 EAST, SUITE 200
                            SAN ANTONIO, TEXAS 78232
               (Address of principal executive offices) (Zip Code)
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        Registrant's telephone number, including area code (210) 402-5000


                                 Billserv, Inc.
             (Former name of Registrant, changed since last report)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On August 6, 2003, Payment Data Systems, Inc., formerly Billserv, Inc. (the "Registrant"), a Nevada corporation, became aware that certain shareholders of the Registrant commenced legal action against the Registrant and certain of its current and former directors in the District Court of the 45th Judicial District, Bexar County, Texas seeking recovery for alleged improper disclosure of the Registrant's right to access funds held by certain institutional lenders (the "Suit").

The Registrant believes the Suit to be without merit, and intends to vigorously defend itself and those current and former directors of the Registrant named as defendants therein.

ANY FORWARD-LOOKING STATEMENTS IN THIS RELEASE ARE MADE PURSUANT TO THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION ACT OF 1995. INVESTORS ARE CAUTIONED THAT ACTUAL RESULTS MAY DIFFER SUBSTANTIALLY FROM SUCH FORWARD-LOOKING STATEMENTS, WHICH INVOLVE RISKS AND UNCERTAINTIES INCLUDING, BUT NOT LIMITED TO, CONTINUED ACCEPTANCE OF THE COMPANY'S PRODUCTS AND SERVICES IN THE MARKETPLACE, COMPETITIVE FACTORS, NEW PRODUCTS AND TECHNOLOGICAL CHANGES, DEPENDENCE UPON THIRD-PARTY VENDORS, CUSTOMER RELATIONS, GOVERNMENT SUPERVISION AND REGULATION, CHANGES IN INDUSTRY PRACTICES, CHANGES IN THIRD-PARTY EXPENSE REIMBURSEMENT PROCEDURES, AND OTHER RISKS DETAILED IN THE COMPANY'S PERIODIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BILLSERV, INC.


Date: August 11, 2003                        By: /s/ Michael R. Long
                                                --------------------------------
                                                 Michael R. Long
                                                 Chief Executive Officer